EXHIBIT     DESCRIPTION

EX-99.a1 Amended and Restated Declaration of Trust, dated June 16, 1993 and amended May 31, 1995 is included herein.

EX-99.a2 Amendment to the Declaration of Trust dated October 21, 1996 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-65170 filed on May 13, 1998, and incorporated herein by reference).

EX-99.a3 Amendment to the Declaration of Trust dated May 1, 1998 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-65170 filed on May 13, 1998, and incorporated herein by reference).

EX-99.b Amended and Restated Bylaws, dated March 9, 1998 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-65170 filed on May 13, 1998, and incorporated herein by reference).

EX-99.d1 Investor Class Investment Management Agreement between American Century Investment Trust and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2 Advisor Class Investment Management Agreement between American Century Investment Trust and American Century Investment Management, Inc., dated August 1, 1997 and amended as of June 1, 1998 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-65170 filed on May 13, 1998, and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc. dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated June 1, 1998 (filed as a part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated December 1, 1998 (filed as part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated January 29, 1999 (filed electronically as an Exhibit to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 28, 1998, and incorporated herein by reference).

EX-99.g Custodian Agreement between American Century Investment Trust and The Chase Manhattan Bank, dated August 9, 1996 (filed as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.h Administrative Services and Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation dated as of August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.i     Opinion and consent of counsel.

EX-99.j1    Consent of PricewaterhouseCoopers LLP to be filed by amendment.

EX-99.j2    Power of Attorney dated December 18, 1998.

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997, (filed electronically as an Exhibit to Post-Effective Amendment No. 27 on Form N1-A of American Century Target Maturities Trust, File No. 2-94608).

EX-99.m2 Amendment to Master Distribution and Shareholder Services Plan of American Century Quantitative Equity Funds (Advisor Class) dated June 29, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 23 on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589).

EX-99.o1 Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 27 on Form N-1A of American Century Target Maturities Trust, File No. 2-94608).

EX-99.o2 Amendment to Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 23 on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589).

EX-27.4.1   Financial Data Schedule - American Century Prime Money Market Fund.